ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Tables)	12 Months Ended
Dec. 31, 2025
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
Schedule of accrued expenses and other current liabilities

	As of December 31,
	2025	2024
Due to buyer of KAG arising from disposal of KAG (Note 3)	$2,162	$2,162
Loan payable (1)	1,368	205
Accrued professional fee	392	494
Individual income tax payable	2,207	2,207
Others	2,501	2,682
Total	$8,630	$7,750
(1)	Loans payable